UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

LL Flooring Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33767	27-1310817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

(804) 463-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	LL	*

*  On August 12, 2024, the New York Stock Exchange (“NYSE”) determined to commence proceedings to delist and immediately suspended the registrant’s Class A common stock, par value $0.001 per share, from trading on the NYSE. Thereafter, the Registrant’s shares were delisted from, and ceased to trade on, the NYSE and began trading on the over-the-counter market under the symbol “LLFLQ”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2024, LL Flooring Holdings, Inc., a Delaware corporation (the “Company”) entered into an amendment (the “F9 Purchase Agreement Amendment”) to the previously announced asset purchase agreement, dated September 6, 2024 (the “F9 Purchase Agreement”), by and among the Company and its subsidiaries named therein (collectively, the “Sellers”), LumLiq2, LLC and F9 Investments, LLC for a going concern sale of the business, providing for the acquisition of substantially all of the Sellers’ assets related to approximately 219 stores and inventory at the distribution center located in Sandston, Virginia (the “Distribution Center”). The foregoing description of the F9 Purchase Agreement Amendment does not purport to be complete and is qualified in its entireties by reference to the full text of the F9 Purchase Agreement Amendment, which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On September 30, 2024, the Company repaid in full all outstanding indebtedness and terminated all commitments and obligations under its Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated as of August 14, 2024 (as amended, rested, amended and restated, supplemented, or otherwise modified and in effect prior to the date hereof, the “DIP ABL Credit Agreement”), by and among LL Flooring, Inc. as the lead borrower thereunder and the other borrowers party thereto, the guarantors party thereto, the lenders party thereto), and Bank of America, N.A.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 30, 2024, the Company and certain of its subsidiaries completed the transactions contemplated by the F9 Purchase Agreement, as amended by the F9 Purchase Agreement Amendment (the “F9 Transaction”).

Also on September 30, 2024, the Company completed the transactions contemplated by the previously announced purchase and sale agreement, dated August 30, 2024 (the “Sandston Purchase Agreement”) for the sale of the Company’s Distribution Center, by and between a subsidiary of the Company and SNA NE, LLC (the “Sandston Transaction”).

The foregoing descriptions of the F9 Purchase Agreement and the F9 Transaction do not purport to be complete and are qualified in their entireties by reference to the full text of the F9 Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 9, 2024 and is incorporated by reference into this Item 2.01, and the F9 Purchase Agreement Amendment, dated September 30, 2024, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01. The foregoing description of the Sandston Purchase Agreement and the Sandston Transaction do not purport to be complete and are qualified in their entireties by reference to the full text of the Sandston Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 3, 2024 and is incorporated by reference into this Item 2.01. A copy of the press release announcing the completion of the foregoing transactions is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Other Events.

On October 1, 2024, a press release announcing the closing of the F9 Transaction and the Sandston Transaction was issued. A copy of the press release is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Forward-looking Statements

Certain information in this Form 8-K may constitute “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, including but not limited to, information relating to the DIP ABL Agreement, the F9 Purchase Agreement, the Sandston Purchase Agreement and the Chapter 11 proceedings and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “targets,” “potential,” “will likely result,” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control, including, among other things, the following: the outcome of our contingency planning and restructuring activities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings; the Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the proceedings in general; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of any arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; any challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection, including the provision of any transition services to the purchaser and any risks to the Company’s remaining estate; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under the Company’s outstanding indebtedness; the Company’s ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; and supply chain interruptions or difficulties. Therefore, the reader is cautioned not to rely on these forward-looking statements.

The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. For a discussion of other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission. Such filings are available on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.llflooring.com.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	First Amendment to the Asset Purchase Agreement by and among LumLiq2, LLC, as Purchaser, F9 Investments, LLC, as Guarantor, and LL Flooring Holdings, Inc. and its Subsidiaries Named Therein, as Sellers, dated as of September 30, 2024.

99.1	Press Release dated as of October 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LL FLOORING HOLDINGS, INC.

By:	/s/ Alice G. Givens
Name:	Alice G. Givens
Title:	Chief Legal, Ethics and Compliance Officer

Date: October 1, 2024